Exhibit 99.(b)

EXHIBIT B

Power of Attorney

The undersigned hereby make, constitute and appoint each of Edward F. Glassmeyer and Ann H. Lamont, acting jointly or individually, with full power of substitution, the true and lawful attorney-in-fact for the undersigned, in the undersigned’s name, place and stead and on the undersigned’s behalf, to complete, execute and file with the United States Securities and Exchange Commission (the “Commission”), a statement on Schedule 13G with respect to the securities of any or all of the following entities:

aQuantive, Inc., a Washington corporation;

Concur Technologies, Inc., a Delaware corporation;

InterNAP Network Services Corporation, a Delaware corporation;

and any and all amendments thereto pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and any other forms, certificates, documents or instruments (including a Joint Filing Agreement) that the attorneys-in-fact (or either of them) deems necessary or appropriate in order to enable the undersigned to comply with the requirements of said Section 13(d) and said rules and regulations.

This Power of Attorney shall remain in effect for a period of two years from the date hereof or until such earlier date as a written revocation thereof is filed with the Commission.

Dated: February 9, 2004

Oak Management Corporation

By:	/s/ Edward F. Glassmeyer
Name: Edward F. Glassmeyer
Title: President

Oak Investment Partners VI, Limited Partnership
By: Oak Associates VI, LLC, its general partner

By:	/s/ Edward F. Glassmeyer
Name: Edward F. Glassmeyer
Title: Managing Member

Oak Associates VI, LLC

By:	/s/ Edward F. Glassmeyer
Name: Edward F. Glassmeyer
Title: Managing Member

Oak VI Affiliates Fund, Limited Partnership
By: Oak VI Affiliates, LLC

By:	/s/ Edward F. Glassmeyer
Name: Edward F. Glassmeyer
Title: Managing Member

Oak VI Affiliates, LLC

By:	/s/ Edward F. Glassmeyer
Name: Edward F. Glassmeyer
Title: Managing Member

Oak Investment Partners VII, Limited Partnership
By: Oak Associates VII, LLC, its general partner

By:	/s/ Edward F. Glassmeyer
Name: Edward F. Glassmeyer
Title: Managing Member

Oak Associates VII, LLC

By:	/s/ Edward F. Glassmeyer
Name: Edward F. Glassmeyer
Title: Managing Member

Oak VII Affiliates Fund, Limited Partnership
By: Oak VII Affiliates, LLC

By:	/s/ Edward F. Glassmeyer
Name: Edward F. Glassmeyer
Title: Managing Member

Oak VII Affiliates, LLC

By:	/s/ Edward F. Glassmeyer
Name: Edward F. Glassmeyer
Title: Managing Member

Oak Investment Partners VIII, Limited Partnership
By: Oak Associates VIII, LLC, its general partner

By:	/s/ Edward F. Glassmeyer
Name: Edward F. Glassmeyer
Title: Managing Member

Oak Associates VIII, LLC

By:	/s/ Edward F. Glassmeyer
Name: Edward F. Glassmeyer
Title: Managing Member

Oak VIII Affiliates Fund, Limited Partnership
By: Oak VIII Affiliates, LLC

By:	/s/ Edward F. Glassmeyer
Name: Edward F. Glassmeyer
Title: Managing Member

Oak VIII Affiliates, LLC

By:	/s/ Edward F. Glassmeyer
Name: Edward F. Glassmeyer
Title: Managing Member

Oak Investment Partners IX, Limited Partnership
By: Oak Associates IX, LLC, its general partner

By:	/s/ Edward F. Glassmeyer
Name: Edward F. Glassmeyer
Title: Managing Member

Oak Associates IX, LLC

By:	/s/ Edward F. Glassmeyer
Name: Edward F. Glassmeyer
Title: Managing Member

Oak IX Affiliates Fund - A, Limited Partnership
By: Oak IX Affiliates, LLC

By:	/s/ Edward F. Glassmeyer
Name: Edward F. Glassmeyer
Title: Managing Member

Oak IX Affiliates Fund, Limited Partnership
By: Oak IX Affiliates, LLC

By:	/s/ Edward F. Glassmeyer
Name: Edward F. Glassmeyer
Title: Managing Member

Oak IX Affiliates, LLC

By:	/s/ Edward F. Glassmeyer
Name: Edward F. Glassmeyer
Title: Managing Member

Oak Investment Partners X, Limited Partnership
By: Oak Associates X, LLC, its general partner

By:	/s/ Edward F. Glassmeyer
Name: Edward F. Glassmeyer
Title: Managing Member

Oak Associates X, LLC

By:	/s/ Edward F. Glassmeyer
Name: Edward F. Glassmeyer
Title: Managing Member

Oak X Affiliates Fund, Limited Partnership
By: Oak X Affiliates, LLC

By:	/s/ Edward F. Glassmeyer
Name: Edward F. Glassmeyer
Title: Managing Member

Oak X Affiliates, LLC

By:	/s/ Edward F. Glassmeyer
Name: Edward F. Glassmeyer
Title: Managing Member

/s/ Bandel L. Carano
Bandel L. Carano

/s/ Gerald R. Gallagher
Gerald R. Gallagher

/s/ Edward F. Glassmeyer
Edward F. Glassmeyer

/s/ Fredric W. Harman
Fredric W. Harman

/s/ Ann H. Lamont
Ann H. Lamont

/s/ David B. Walrod
David B. Walrod